EXHIBIT (25)
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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) /__/

                                  -------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)


New York                                                    13-5160382
(State of incorporation                                     (I.R.S. employer
if not a U.S. national bank)                                identification no.)

One Wall Street, New York, N.Y.                             10286
(Address of principal executive offices)                    (Zip code)


                                  -------------


                             HEALTHSOUTH CORPORATION
               (Exact name of obligor as specified in its charter)


Delaware                                                    63-0860407
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)


One HealthSouth Parkway
Birmingham, Alabama                                         35243
(Address of principal executive offices)                    (Zip code)

                                  -------------

                   10-3/4% Senior Subordinated Notes due 2008
                       (Title of the indenture securities)

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

1.   GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

----------------------------------------------------------------------------------------------------------------------
Name                                       Address
----------------------------------------------------------------------------------------------------------------------

Superintendent of Banks of the State of     2 Rector Street, New York,
New York                                    N.Y.  10006, and Albany, N.Y. 12203

Federal Reserve Bank of New York            33 Liberty Plaza, New York,
                                            N.Y.  10045

Federal Deposit Insurance Corporation       Washington, D.C.  20429

New York Clearing House Association         New York, New York   10005

(B)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 26th day of October, 2000.


                                         THE BANK OF NEW YORK

                                         By:  /s/  STEPHEN J. GIURLANDO
                                            -------------------------------
                                            Name:   STEPHEN J. GIURLANDO
                                            Title:  VICE PRESIDENT


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                                                                       Exhibit 7

                      Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,


a member of the Federal Reserve System, at the close of business June 30, 2000, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                                              Dollar Amounts
                                                                                                               In Thousands
ASSETS
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin ......................................................     $4,133,121
   Interest-bearing balances ...............................................................................      4,153,905
Securities:
   Held-to-maturity securities .............................................................................        908,946
   Available-for-sale securities ...........................................................................      4,889,160
Federal funds sold and Securities  purchased under agreements to resell ....................................      4,471,741
Loans and lease financing receivables:
   Loans and leases, net of unearned income ................................................................     38,423,509
   LESS: Allowance for loan and lease losses ...............................................................        590,846
   LESS: Allocated transfer risk reserve ...................................................................         12,596
   Loans and leases, net of unearned income, allowance, and reserve ........................................     37,820,067
Trading Assets .............................................................................................     11,028,326
Premises and fixed assets (including capitalized leases) ...................................................        722,622
Other real estate owned ....................................................................................          6,351
Investments in unconsolidated subsidiaries and associated companies ........................................        166,189
Customers' liability to this bank on acceptances outstanding ...............................................      1,154,448
Intangible assets ..........................................................................................      1,338,942
Other assets ...............................................................................................      3,392,303
                                                                                                                -----------
Total assets ...............................................................................................    $74,186,121
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LIABILITIES
Deposits:
   In domestic offices .....................................................................................    $28,759,739
   Noninterest-bearing .....................................................................................     12,991,192
   Interest-bearing ........................................................................................     15,768,547
   In foreign offices, Edge and Agreement subsidiaries, and IBFs ...........................................     26,421,204
   Noninterest-bearing .....................................................................................        550,232
   Interest-bearing ........................................................................................     25,870,972
Federal funds purchased and Securities sold under agreements to repurchase .................................      1,619,310
Demand notes issued to the U.S. Treasury ...................................................................        100,000
Trading liabilities ........................................................................................      2,337,972
Other borrowed money:
   With remaining maturity of one year or less .............................................................      1,754,237
   With remaining maturity of more than one year through three years .......................................              0
   With remaining maturity of more than three years ........................................................         31,080
Bank's liability on acceptances executed and outstanding ...................................................      1,155,970
Subordinated notes and debentures ..........................................................................      1,652,000
Other liabilities ..........................................................................................      4,169,081
                                                                                                                -----------
Total liabilities ..........................................................................................     68,000,593
                                                                                                                ===========
EQUITY CAPITAL
Common stock ...............................................................................................      1,135,284
Surplus ....................................................................................................        956,428
Undivided profits and capital reserves .....................................................................      4,156,469
Net unrealized holding gains (losses) on available-for-sale securities .....................................        (33,142)
Accumulated net gains (losses) on cash flow hedges .........................................................              0
Cumulative foreign currency translation adjustments ........................................................        (29,511)
                                                                                                                -----------
Total equity capital .......................................................................................      6,185,528
                                                                                                                -----------
Total liabilities and equity capital .......................................................................    $74,186,121
                                                                                                                ===========

     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                                Thomas J. Mastro

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                 Thomas A. Renyi
                 Gerald L. Hassell              Directors
                 Alan R. Griffith


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